EXHIBIT 3

[Logo]                                  November 15, 1996



VIA FACSIMILE and FEDERAL EXPRESS

John P. Buza, Vice President
Salomon Brothers Inc.
Seven World Trade Center
New York, New York  10048

           Re: Agreement of Purchase and Sale dated September 27, 1996, as amended October 31, 1996 among Hudson Hotels Properties Corp. ("Purchaser"), Hudson Hotels Corporation ("Hudson"), SB Motel Richmond Corp., SB Motel Durham-Research Triangle Park Corp.; SB Motel Cary Corp.; SB Motel Statesville Corp.; SB Motel Wilmington Corp.; SB Motel Columbia Corp.; SB Motel Charleston Corp.; SB Motel Albany Corp.; SB Motel Virginia Beach Corp.; SB Motel Durham-Duke Corp.; SB Motel Raleigh Corp. and SB Motel Charlotte I-85 Corp. ("Sellers") (the "P&S Agreement"); all capitalized terms not herein defined shall have the meanings ascribed to such terms in the P&S Agreement

Dear John:

           Please sign below to indicate your acknowledgment that the Feasibility Period under Section 3.1 of the P&S Agreement is hereby extended until midnight, eastern standard time, Monday, November 18, 1996.

                               Very truly yours,


                          HUDSON HOTELS PROPERTIES CORP.

                          By: \s\ E. Anthony Wilson
                             ------------------------
                               E. Anthony Wilson
                               Chairman

EAW/ksb
cc:   Craig S. Feder, Esq. (via Federal Express)
      Robin Panovka, Esq. (via Federal Express)




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           IN WITNESS WHEREOF, the undersigned have duly executed
this Amendment as of the day and year first above written.


                                    SB MOTEL RICHMOND CORP.


                                    By: \s\ John P. Buza
                                       ---------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL DURHAM-RESEARCH
                                    TRIANGLE PARK CORP.


                                    By: \s\ John P. Buza
                                       -----------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL CARY CORP.


                                    By: \s\ John P. Buza
                                       -----------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL STATESVILLE CORP.


                                    By: \s\ John P. Buza
                                       -----------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL WILMINGTON CORP.


                                    By: \s\ John P. Buza
                                       ------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL COLUMBIA CORP.


                                    By: \s\ John P. Buza
                                       ------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


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                                    SB MOTEL CHARLESTON CORP.


                                    By: \s\ John P. Buza
                                       -------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL ALBANY CORP.


                                    By: \s\ John P. Buza
                                       -------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL VIRGINIA BEACH CORP.


                                    By: \s\ John P. Buza
                                       ------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL DURHAM-DUKE CORP.


                                    By: \s\ John P. Buza
                                       -------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL RALEIGH CORP.


                                    By: \s\ John P. Buza
                                       -------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President


                                    SB MOTEL CHARLOTTE I-85 CORP.


                                    By: \s\ John P. Buza
                                       -------------------------
                                          Name:   John P. Buza
                                          Title:  Vice President




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                                    HUDSON HOTELS CORPORATION


                                    By: \s\ E. Anthony Wilson
                                       ----------------------
                                          E. Anthony Wilson
                                          Chairman


                                    HUDSON HOTELS CORPORATION


                                    By: \s\ E. Anthony Wilson
                                       ------------------------
                                          E. Anthony Wilson
                                          Chairman and President


                                    Escrow Agent is executing this
                                    Contract Amendment No. 1
                                    solely to acknowledge its
                                    continued obligations as
                                    Escrow Agent


                                    Lawyers Title Insurance
                                    Corporation


                                    By:___________________________
                                    Its:


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